PROFIT VALUE FUND SUPPLEMENT TO
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


         The Prospectus and Statement of Additional Information, dated January 16, 1998, of the Profit Value Fund (the "Fund") is hereby amended to reflect the following new information:

     1. TRANSFER AGENT. The Fund has retained Countrywide Fund Services, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio, as its new transfer agent, dividend disbursing agent and shareholder servicing agent. Countrywide Fund Services, Inc. replaces State Street Bank and Trust Company and Boston Financial Data Services, Inc. in these capacities.

     2. ADDRESS AND PHONE NUMBER OF FUND. Inquiries concerning the Fund, shareholder accounts, and purchases or redemptions of shares in the Fund should now be addressed to:

             Profit Value Fund
             Shareholder Services
             P.O. Box 5354
             Cincinnati, Ohio  45201-5354
             1-888-744-2337

         For persons desiring to invest in the Fund by bank wire, you may also open an account and make an initial investment in the Fund by wire. Please telephone the transfer agent for instructions (Nationwide call toll-free 888-744-2337) before wiring funds.

         For further information concerning purchases or redemptions of Fund shares, see "How Shares May Be Purchased" and "How Shares May be Redeemed" in the Prospectus.

         THE DATE OF THIS SUPPLEMENT IS JULY 31, 1998.